Exhibit 31.3

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO RULE 13A-14(A) UNDER THE SECURITIES EXCHANGE ACT OF 1934,

AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Chris Ehrlich, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2024, of CERo Therapeutics Holdings, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 28, 2025	By:	/s/ Christopher Ehrlich
		Name:	Chris Ehrlich
		Title:	Chief Executive Officer